CH MEDICAL, INC. AND SUBSIDIARIES

                   UNAUDITED CONSOLIDATED STATEMENTS OF INCOME


                                                       1998             1997
                                                   -----------      -----------
                                                         Six Months Ended
                                                           February 28,
                                                   ----------------------------

Net Rental and Sales .........................     $12,927,435      $12,322,897
Rental Expenses and Cost of Goods Sold .......       5,881,390        5,791,887
                                                   -----------      -----------
Gross Profit .................................       7,046,045        6,531,010
                                                   -----------      -----------
Operating Expenses (Note 4):
   Selling expenses ..........................       1,774,325        1,707,220
   Depreciation ..............................         887,951          874,783
   General and administrative expenses .......       3,515,483        3,226,643
                                                   -----------      -----------
Total Operating Expenses .....................       6,177,759        5,808,646
                                                   -----------      -----------
Operating Income .............................         868,286          722,364
                                                   -----------      -----------
Other Income (Expense):
   Interest expenses .........................        (154,007)         (74,713)
   Interest income ...........................           9,808            3,867
   Other income ..............................         189,142          381,658
                                                   -----------      -----------
Total Other Income (Expense) .................          44,943          310,812
                                                   -----------      -----------
Income Before Income Taxes ...................         913,229        1,033,176
                                                   -----------      -----------
Income Taxes (Note 6) ........................         347,028          431,456
                                                   -----------      -----------
Net Income ...................................     $   566,201      $   601,720
                                                   ===========      ===========

               The accompanying notes are an integral part of the
                       consolidated financial statements.


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


                        CH MEDICAL, INC. AND SUBSIDIARIES

                 UNAUDITED CONSOLIDATED STATEMENTS OF NET ASSETS

                                February 28, 1998

ASSETS
Current:
   Cash and cash equivalents ....................................    $   250,862
   Accounts receivable-trade, net of allowance for doubtful
      accounts of $1,172,837 (Note 3)............................      7,047,924
   Accounts receivable-other ....................................        709,054
   Inventories (Note 1 and 3) ...................................      5,023,788
                                                                     -----------

Total current assets ............................................     13,031,628
                                                                     -----------
Net property and equipment (Notes 2, 3 and 5) ...................      4,379,151
                                                                     -----------
Other assets ....................................................      1,517,539
                                                                     -----------
                                                                     $18,928,318
                                                                     ===========

LIABILITIES
Current

   Accounts payable .............................................    $ 1,231,560
   Accrued expenses .............................................        551,918
   Dealer deposits ..............................................         25,470
   Revolving line of credit (Note 3) ............................      4,148,002
   Other liabilities ............................................         84,000
                                                                     -----------
Total current liabilities .......................................      6,040,950
                                                                     -----------
Notes payable-other .............................................         88,000
Note
 payable officer ............................................         62,609
Federal income taxes payable (Note 7)............................             --
Deferred income taxes (Note 7) ..................................        338,442
                                                                     -----------
Total liabilities ...............................................      6,530,001
                                                                     -----------

Net assets ......................................................    $12,398,317
                                                                     ===========

               The accompanying notes are an integral part of the
                       consolidated financial statements.


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

                        CH MEDICAL, INC. AND SUBSIDIARIES

                 UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                              Six Months Ended
                                                                 February 28,
                                                          --------------------------
                                                              1998           1997
                                                          -----------    -----------
Operating Activities:
   Net Income .........................................   $   566,201    $   601,720
   Adjustments to reconcile net income to cash provided
      by operating activities:
      Depreciation ....................................       887,951        874,783
      Allowance for Bad Debts .........................       440,000             --
   Changes in operating assets and liabilities:
      Accounts receivable-trade .......................       101,596     (1,929,099)
      Accounts receivable-other .......................      (508,627)         1,000
      Inventories .....................................      (797,505)      (159,858)
      Other assets ....................................       (18,796)        (7,508)
      Accounts payable ................................       248,126        893,132
      Accrued expenses ................................      (250,425)      (158,118)
      Other liabilities ...............................      (374,891)            --
      Notes payable-other .............................       (39,000)            --
                                                          -----------    -----------
Cash provided by operating activities .................       254,630        116,052
                                                          -----------    -----------
Cash Used in Investing Activities:
   Capital expenditures ...............................       (54,481)    (1,503,256)
                                                          -----------    -----------
Financing Activities:
   Net borrowing under notes payable-officer ..........      (222,706)       167,037
   Net borrowings under revolving line of credit ......       (33,661)     1,149,437
                                                          -----------    -----------
Cash provided by (used in) financing activities .......      (256,367)     1,316,474
                                                          -----------    -----------
Net decrease in cash and cash equivalents .............       (56,218)       (70,730)
Cash and cash equivalents at beginning of year ........       307,080        297,473
                                                          -----------    -----------
Cash and cash equivalent at end of period .............   $   250,862    $   226,743
                                                          ===========    ===========

               The accompanying notes are an integral part of the
                       consolidated financial statements.

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


                        CH MEDICAL, INC. AND SUBSIDIARIES

                         SUMMARY OF ACCOUNTING POLICIES

         Description of Business and Basis Presentation -- The statements of net assets, of income and cash flows relate to the operations of CH Medical, Inc. and Subsidiaries (the "Company"). The Company is engaged in the manufacture, sale and rental of special care hospital beds and associated acute care air support therapy systems. These financial statements are prepared pursuant to a letter of intent between CH Industries and MEDIQ ("MEDIQ") Incorporated whereby the net operating assets of CH Medical, Inc. will be acquired by MEDIQ.

         During the period covered by the financial statements, the businesses were conducted as an integral part of CH Industries overall operations, and separate financial statements were not prepared for the businesses. These financial statements have been prepared from CH Industries' historical accounting records. The financial statements also include various allocated costs and expenses as described herein, which are not necessarily indicative of the costs and expense which would have resulted if the businesses had been operated as a separate company. Therefore, the statement of operations may not be indicative of the results of operation that would have resulted if the Company were operated on a stand alone basis. All of the allocation and estimates reflected in the financial statements are based on assumptions that management believes reasonable under the circumstances.

         Certain expenses, consisting primarily of costs related to certain employees, the shareholder and related parties of the Company, and other non-operating items have been excluded from the financial statements presented, as they are not indicative of the net operating assets and liabilities nor the operations to be acquired under the letter of intent.

         Principles of Consolidation -- The accompanying consolidated financial statements include the accounts of CH Medical, Inc. and the following wholly-owned subsidiaries:

         Cardio Systems International, Inc.
         Cardio Systems Manufacturing, Inc.
         Cardio Systems-Austin, Ltd
         Cardio Systems-Dallas, Ltd.
         Cardio Systems-Atlanta, Inc.
         Cardio Systems-Chattanooga, Inc.
         Cardio Systems-Chicago, Inc.
         Cardio Systems-Fort Myers, Inc.
         Cardio Systems-Kansas City, Inc.
         Cardio Systems-Memphis, Inc.
         Cardio Systems-Miami, Inc.


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


         Cardio Systems-Oklahoma City, Inc.
         Cardio Systems-Sacramento, Inc.
         Cardio Systems-Tampa, Inc.
         Cardio Systems North America Dealer Corporation, Inc.
         Cardio Systems Operations, Inc.
         Cardio Systems Partners, Inc.
         Cardio Systems Sales, Inc.
         Cardio Systems of Texas-Austin, Inc
         Cardio Systems of Texas-Dallas, Inc.
         SCD Industries, Inc.
         Special Care Delivery, Inc.

         All significant intercompany transactions and balances have been eliminated in consolidation.

         Interim Financial Information -- The interim amounts are not necessarily indicative of the results of operations and cash flows for a full year.

         Revenue Recognition -- Services and rental revenue are recognized as services are rendered. Sales and other revenue are recognized when products are shipped.

         Cash and Cash Equivalents -- The Company considers all highly liquid investments with an original maturity of ninety days or less to be cash equivalents.

         Inventories -- Inventories are stated at the lower of cost (first-in, first-out) or market (net realizable value). Costs include material, labor and manufacturing overhead costs. Inventory expected to be converted into equipment for short-term rental has been reclassified to property, plant and equipment.

         Property, Plant and Equipment -- Property, plant and equipment are stated at cost. Betterment's which extend the useful of the equipment are capitalized.

         Depreciation -- Depreciation on property, plant and equipment is calculated on the straight-line method over the estimated useful lives (thirty to forty years for the buildings and between three and ten years for most of the Company's other property and equipment) of the assets.

         Income Taxes -- The Company recognizes certain transactions in different time periods for the financial reporting and income tax purposes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. The provision for deferred income taxes represents the change in deferred income tax accounts during the period.

         Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Long Lived Assets -- In accordance with Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," management reviews long-lived assets and intangible assets for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be fully recoverable. As part of the assessment, management analyzes the undiscounted cash flows for each product that has significant long-lived or intangible asset values associated with it. This analysis for the asset values as of August 31, 1997 indicated there was no impairment to these assets' carrying values.

         New Accounting Pronouncements -- Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130") is effective for financial statements with fiscal years beginning after December 15, 1997. Earlier application is permitted. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. The Company has yet to determine the preferred format for presenting this information.


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


                        CH MEDICAL, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Inventories

         Inventories are summarized as follows:


                                                               February 28,
                                                                   1998
                                                               ------------

Raw materials ..............................................   $    351,665
Work-in-process ............................................      3,365,938
Finished goods .............................................      1,306,185
                                                               ------------
Total ......................................................   $  5,023,788
                                                               ============


2. Property and Equipment

         Property and equipment consist of the following:

                                                               February 28,
                                                                   1998
                                                               ------------

Rental medical equipment ...................................   $  9,609,993
Machinery and equipment ....................................        463,336
Office equipment ...........................................        514,196
Building and improvements ..................................        216,933
Vehicles ...................................................         89,142
Land .......................................................          8,536
                                                               ------------

Total ......................................................     10,902,136
Accumulated depreciation ...................................     (6,522,985)
                                                               ------------
Net property and equipment .................................   $  4,379,151
                                                               ============

3. Line of Credit

         CH Industries has a $7,500,000 revolving line of credit with a bank which expires, May 1, 1999. The interest rate is at the 30-day LIBOR rate plus
2.25 percent. The Company has been allocated a portion of the line of credit based on the ratio of debt to current assets. At February 28, 1998, the Company's interest rate was 7.84 percent. The outstanding borrowings are secured by CH Industries' accounts receivable, inventories (including those

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


of the Company) and the guarantee of the parent's stockholder. Certain financial covenants exist related to CH Industries total debt ratio, tangible net worth, working capital, capital expenditures and additional debt.

4. Operating Expenses and Other Allocation Expenses

         All operating expenses are allocated to the business using procedures deemed appropriate to the nature of the expense involved. The procedures utilized various allocation bases such as relative investments and number of employees, and direct effort expended. Interest expense is determined at the corporate level based on the consolidated indebtedness of CH Industries and allocated to the business on the basis of their proportionate share of current assets of CH Industries. CH Industries management believes the allocations are reasonable, but they are not necessarily indicative of the costs that would have been incurred if the businesses had been a separate company.

5. Related Party Transactions

         The Company leases certain office space, warehouse facilities and equipment from its stockholder, CH Realty and CH Leasing, Ltd., limited partnerships controlled 99 percent by the stockholder. Rental expenses for operating leases to affiliates was $145,296 and $191,869 for the six months ended February 28, 1998 and 1997, respectively.

6. Income Taxes

         Federal, state and local income taxes are allocated based upon an effective tax rate of 38 and 42 percent for the six months ended February 28, 1998 and 1997, respectively. The allocation approximates the results that would occur if the business were a separate taxpayer. Income tax expense differs from the amount computed by applying the federal statutory rate of 34 percent primarily due to varying state income taxes.

         Deferred taxes result from temporary differences arising from differing methods of depreciation for tax and financial reporting purposes and from allowance for doubtful accounts not deductible for tax purposes.

7. Supplemental

         Interest and income taxes paid during the six months ended February 28, 1998 was $905,000 compared with interest and income taxes paid during the six months ended February 28, 1997 of $1,677,000. These amounts were allocated to the Company based on average outstanding debt and net income before taxes.

                                       8